                                           [Logo]
                                           Pioneer

Pioneer Strategic
Income Fund

-------------------------
SEMIANNUAL REPORT 3/31/00
-------------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                       9
Financial Statements                         17
Notes to Financial Statements                23
Trustees, Officers and Service Providers     28
The Pioneer Family of Mutual Funds           29

Pioneer Strategic Income Fund

LETTER FROM THE CHAIRMAN 3/31/00

Dear Shareowner,
--------------------------------------------------------------------------------

Only three months into the new millennium and already financial markets have seen their share of activity. In March, for the fifth time in just nine months, the Federal Reserve raised short-term interest rates in an effort to brake unusually strong economic growth and deflect inflationary pressures.

In the United States stocks have continued to roar ahead, albeit in an uneven manner. Increasingly, the financial media has distinguished between what's become known as old economy and new economy stocks. In fact, so far in 2000, we've seen a sharp divergence between the so-called old economy traditional non-technology stocks and the new economy technology- and e-commerce-oriented issues. Reflecting this divergence, the NASDAQ Composite Index, boosted by strong technology stock performance, was up over 12%, while the Dow Jones Industrial Index, composed of a select group of 30 blue-chip stocks, returned -5%. Meanwhile, long-term interest rates not only failed to rise in concert with short-term rates but - in atypical fashion - have fallen below those rates, enabling longer-term bond prices to remain fairly steady.

The recent market activity underscores the need for you to take a diversified approach to your investment portfolio, making sure you have the optimal blend of stocks, bonds and shorter-term investments like money market funds. Experience tells us that, over the long term, maintaining a diversified portfolio can help to smooth out the periodic jolts that are characteristic of financial markets. Sharp market swings are often a good reminder to take another look at your risk threshold and your investment time horizon. As always, an investment professional who is familiar with your individual circumstances can assist you in that exercise.

I encourage you to read this report closely. It offers you an opportunity to review your Fund in depth. I would draw your attention to the Portfolio Manager Discussion with Ken Taubes, the manager of your Fund. It's a chance to hear how the Fund performed and what the manager sees as he looks ahead. If you have questions, please contact your investment professional or call Pioneer at 1-800-225-6292. You may also want to visit our web site at www.pioneerfunds.com.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Strategic Income Fund

-----------------------------
PORTFOLIO SUMMARY 3/31/00
-----------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Start of Pie Charts]

Corporate Bonds          57%
U.S. Government Agency
 Obligations             15%
Foreign Government
 Bonds                    8%
Convertible Corporate
 Bonds                    8%
U.S. Teasury
 Obligations              6%
Asset-Backed
 Obligations              4%
Supernational
 Bonds                    2%

[End of Pie Charts]

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[Start of Pie Charts]

0-2 Years, 5%
2-5 Years, 18%
5-7 Years, 15%
7-10 Years, 44%
10-20 Years, 7%
20+ Years,  11%

[End of Pie Charts]

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)

 1. Nykredit, 7.0%, 10/1/32                                     3.48%
 2. U.S. Treasury Bonds, 7.875%, 2/15/21                        2.83
 3. Frank Hypobk Centalboden, 4.75%, 4/20/00                    2.59
 4. Government National Mortgage Association, 8.0%, 12/15/29    2.49
 5. Republic of Argentina, 6.0%, 3/31/23                        2.18
 6. U.S. Treasury Notes, 5.625%, 5/15/08                        2.06
 7. Government of France, 3.0%, 7/25/09                         2.04
 8. International Finance Corp., 6.75%, 7/15/09                 1.81
 9. Reliance Industries, Ltd., 10.5%, 8/6/46 (144A)             1.60
10. Republic of Brazil-C Bonds, 8.0%, 4/15/14                   1.42

2 Fund holdings will vary for other periods.

Pioneer Strategic Income Fund

---------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/00                             CLASS A SHARES
---------------------------------------------------------------------

Share Prices and Distributions
---------------------------------------------------------------------

Net Asset Value
per Share                  3/31/00         9/30/99
                                           <C
                           $ 9.26          $ 9.52

Distributions per Share    Income          Short-Term          Long-Term
(9/30/99 - 3/31/00)        Dividends       Capital Gains       Capital Gains
                           $ 0.379             -                  -

Investment Returns
-------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to the growth of the Lehman Brothers Aggregate Bond Index.

-------------------------------------------------------

Cumulative
Total Returns
(As of March 31, 2000)
                      Net Asset   Public Offering
  Period                Value         Price*
Life-of-Fund           -0.85%         -5.30%
(4/15/99)

-------------------------------------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Start of Tabular Representation of Mountain Chart]

          Pioneer     Lehman Brothers
         Strategic    Aggregate
       Income Fund*   Bond Index
4/99       9550         10000
           9390          9912
           9404          9880
7/99       9339          9838
           9274          9833
9/99       9314          9947
           9335          9984
           9362          9983
12/99      9414          9935
           9336          9902
           9399         10022
3/00       9432         10154

[End of Tabular Representation of Mountain Chart]

+ Index comparison begins April 30, 1999. The Lehman Brothers Aggregate Bond
  Index is a market value-weighted measure of treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Strategic Income Fund

---------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/00                             CLASS B SHARES
---------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  3/31/00         9/30/99
                            $ 9.27          $ 9.56

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/99 - 3/31/00)        Dividends       Capital Gains       Capital Gains
                            $ 0.366             -                   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Strategic Income Fund, compared to the growth of the Lehman Brothers Aggregate Bond Index.

--------------------------------------

Average Annual Total Returns
(As of March 31, 2000)
                   If            If
  Period          Held       Redeemed*
  Life-of-Fund    -1.34%      -5.05%
  (4/15/99)

--------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

        Pioneer
       Strategic     Lehman Brothers
        Income       Aggregate
         Fund*       Bond Index
4/99     10000       10000
          9816        9912
          9837        9880
7/99      9765        9838
          9703        9833
9/99      9741        9947
          9753        9984
          9769        9983
12/99     9807        9935
          9733        9902
          9785       10022
3/00      9448       10154


+ Index comparison begins April 30, 1999. The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Strategic Income Fund

---------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/00                             CLASS C SHARES
---------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  3/31/00         9/30/99
                            $ 9.23          $ 9.52

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/99 - 3/31/00)        Dividends       Capital Gains       Capital Gains
                            $ 0.366             -                   -

Invest m e n t   R e t u r n s
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Strategic Income Fund, compared to the growth of the Lehman Brothers Aggregate Bond Index.


Cumulative Total Returns
(As of March 31, 2000)
                 If           If
  Period        Held       Redeemed*
Life-of-Fund   -1.30%        -2.22%
(4/15/99)

*  Assumes reinvestment of distributions.
   A 1% contingent deferred sales charge
   (CDSC) applies to redemptions made
   within one year of purchase.


         Pioneer
        Stategic    Lehman Brothers
         Income     Aggregate
          Fund*     Bond Index
4/99     10000       10000
          9862        9912
          9873        9880
7/99      9800        9838
          9727        9833
9/99      9766        9947
          9788        9984
          9804        9983
12/99     9842        9935
          9758        9902
          9809       10022
3/00      9749       10154

+ Index comparison begins April 30, 1999. The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/00
--------------------------------------------------------------------------------

Rising interest rates precipitated a decline in prices for most bonds, with the exception of the 30-year Treasury, during the six months ended March 31, 2000, creating a generally poor environment for investing in fixed income securities. The following is an interview with Kenneth J. Taubes, head of Pioneer Strategic Income Fund's portfolio management team, where he discusses the events and factors that influenced your Fund's performance over the most recent six-month period.


Q: How did the Fund perform during this challenging period for bond investing, Ken?

A: The Fund achieved its goal of providing attractive income to shareowners.
   Class A shares returned 1.27%, while Class B returned 0.81% and Class C 0.81%, all at net asset value. In comparison, the Fund's performance benchmark, the Lehman Brothers Aggregate Bond Index, returned 2.17% for the period.The Fund's 30-day SEC yield was 8.40% at the end of the period.

Q: How did the environment affect different types of bonds during the six months?

A: With few exceptions, bond classes experienced price losses as interest rates rose, particularly during the final three months of 1999. Returns tended to be positive, however, as interest income offset price declines. Domestically, the worst-performing class was the high yield, below- investment-grade sector, where price losses exceeded interest income. In general, investors were concerned that companies who rely on debt would be the most vulnerable to higher borrowing costs, resulting from the Federal Reserve's tightening of the money supply to slow economic growth. Among domestic securities, only 30-year Treasurys stabilized in price. Overall, the best performing sector during the six months was emerging market debt, the beneficiary of the continued economic revival in Asia and Latin America after the financial crisis of 1998.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Q: Did you change your asset allocation during the six months?

A: Yes. We manage the Fund by searching for relative value among different bond classes. We don't try to guess the direction of interest rates, so the Fund's duration or interest rate sensitivity is similar to that of an intermediate-term bond fund. At the start of the period in early October 1999, we were relatively underweighted in high-yield bonds, which comprised about 35% of net assets. Investments in lower-rated bonds may be more volatile and less liquid than more highly rated bonds. As high-yield bonds declined in price, they became more attractive and we raised the allocation to about 40% of net assets. Among high-yield sectors, we primarily invested in bonds from the energy industry that benefited from accelerating global economic growth. We added selectively in the technology sector, where we saw attractive values.

   We also increased the allocation to non-dollar-denominated securities, primarily the euro, after the price of the European currency had slipped. We started the period with less than 10% of net assets in non-dollar denominated currencies, and increased that weighting to about 16% by March
   31. Although the euro has had disappointing performance during the first year of its existence, we believe the Fund can benefit in the long run by increasing its diversification through investments in foreign currencies. Moreover, the improving growth outlook in Europe and the prospect of moderating economic growth in the United States increases the near-term attractiveness of euro-denominated securities. Of course, investing in non-U.S. securities involves special risks, including but not limited to, currency fluctuations, and social and economic instability.

   As we added to the Fund's high yield and foreign currency holdings, we reduced the positions in long-term U.S. Treasurys, which had performed relatively well during the period. The shifts in allocations to high yield and European securities also should enhance the Fund's income-producing ability.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

 PORTFOLIO MANAGEMENT DISCUSSION 3/31/00                          (continued)
--------------------------------------------------------------------------------

Q: What areas helped performance during the six months, and what areas proved disappointing?

A: The Fund's performance was helped by strong returns from long-term Treasury securities as well as from emerging market securities. As we indicated, 30-year Treasurys were the only domestic bonds with declining interest rates and rising prices over the six months. Investors in long-term government securities showed confidence in the Federal Reserve's policy to avoid inflation problems by tightening the money supply and slowing economic growth. In the case of emerging market debt, accelerating economic growth and rising commodity prices contributed to the continued rebound in the value of fixed income securities. Domestic high yield bond performance was disappointing, although our relatively lower weighting at the beginning of the period softened the impact. The poor performance of the euro during the six months also detracted from overall performance.


Q: What is your outlook among the various fixed income sectors in which you invest?

A: Looking out over the next six months, we believe it's reasonable to expect economic growth in the United States to slow as a result of the Federal Reserve's tightening of the money supply. The Fed already has raised short-term rates by a total of 1.25% over the past nine months and further increases are likely. Economic growth in the U.S. may be peaking and, historically, interest rates peak with economic growth. If the Fed succeeds and reduces economic growth rates from more than 7% per year to about
   3.5 - 4%, corporate bond performance should improve and high yield bonds, in particular, should benefit. The outlook for foreign-denominated securities also may improve as the U.S. economy starts to slow and returns from foreign securities become more attractive. We believe euro-denominated bonds may also do well. While these changes may unfold over several months, we think our multi-sector strategy should help the Fund produce attractive income while cushioning the price fluctuations that tend to occur in individual sectors.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/00 (unaudited)
--------------------------------------------------------------------------------

  Principal
  Amount            S&P/Moody's
  USD($)            Ratings                                                   Value
                                 CONVERTIBLE CORPORATE BONDS - 7.7%
        225,000     B+/B1        Mascotech, Inc., 4.5%, 12/15/03           $  167,062
        200,000     BB-/B2       Pogo Producing Co., 5.5%, 6/15/06            172,880
        182,000     B+/B2        Quantum Corp., 7.0%, 8/1/04                  145,828
        240,000     BBB/Baaa3    Thermo Electron Corp., 4.25%, 1/1/03
                                    (144A)                                    220,406
        200,000     NR/B2        Total Access Communication, 2.0%,
                                 5/31/06 (144A)                               226,000
        175,000     BB/NR        TVX Gold Inc., 5.0%, 3/28/02                 122,938
        215,000     BBB-/Ba3     Waste Management Inc., 4.0%, 2/1/02          189,230
                                                                           ----------
                                 Total Convertible Corporate Bonds
                                 (Cost $1,247,739)                         $1,244,344
                                                                           ----------
                                 ASSET BACKED SECURITIES - 4.3%
  DKK 1,063,000     AA-/Aa3      Nykredit, 6.0%, 10/1/32                   $  129,767
  DKK 4,380,000     AA-/Aa3      Nykredit, 7.0%, 10/1/32                      559,924
                                                                           ----------
                                 Total Asset Backed Securities
                                 (Cost $722,351)                           $  689,691
                                                                           ----------
                                 CORPORATE BONDS - 56.6%
                                 Basic Materials - 6.1%
                                 Chemicals - 4.0%
   EURO 200,000     B+/B2        Huntsman ICI Chemicals LLC, 10.125%,
                                 7/1/09                                    $  199,098
        200,000     BB/Ba3       Lyondell Petrochemical Co., 9.875%,
                                 5/1/07                                       190,250
        250,000     BB/Ba2       Reliance Industries, Ltd., 10.5%,
                                 8/6/46 (144A)                                256,478
                                                                           ----------
                                                                           $  645,826
                                                                           ----------
                                 Metals Mining - 0.9%
        135,000     CC/Ca        AEI Resources, Inc., 11.5%, 12/15/06
                                 (144A)                                    $   13,500
        150,000     CCC/B3       Alatief Freeport Financial, 9.75%,
                                 4/15/01                                      137,250
                                                                           ----------
                                                                           $  150,750
                                                                           ----------
                                 Paper & Forest Products - 1.2%
        225,000     CCC+/B3      APP Ghina Group, 14.0%, 3/15/10           $  190,125
                                                                           ----------
                                 Total Basic Materials                     $  986,701
                                                                           ----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/00 (unaudited)                        (continued)
--------------------------------------------------------------------------------


  Principal
  Amount           S&P/Moody's
  USD($)           Ratings                                                     Value
                                Capital Goods - 2.5%
                                Engineering & Construction - 0.8%
       135,000     B+/B2        Metromedia Fiber Network, Inc., 10.0%,
                                11/15/08                                     $  128,925
                                                                             ----------
                                Waste Management - 1.7%
       150,000     B+/B2        Allied Waste North America Inc., 10.0%,
                                8/1/09                                       $  112,500
       155,000     BB/Ba3       Azurix Corp., 10.75%, 2/15/10 (144A)            153,450
                                                                             ----------
                                                                             $  265,950
                                                                             ----------
                                Total Capital Goods                          $  394,875
                                                                             ----------
                                Communication Services - 6.3%
                                Cellular/Wireless Communications - 2.3%
       200,000     B/B3         Crown Castle International Corp., 9.0%,
                                5/15/11                                      $  178,000
       200,000     B/B2         NEXTLINK Communications, Inc.,
                                10.75%, 6/1/09                                  196,000
                                                                             ----------
                                                                             $  374,000
                                                                             ----------
                                Telecommunications (Long Distance) - 2.1%
  EURO 201,000     BB/Ba1       KPNQwest NV, 7.125%, 6/1/09                  $  188,549
       235,000     NR/NR        SBA Communications, 12.0%, 3/1/08               155,100
                                                                             ----------
                                                                             $  343,649
                                                                             ----------
                                Telephone - 1.9%
       125,000     B/B2         Intermedia Communications Inc., 8.6%,
                                6/1/08                                       $  108,750
       200,000     B+/B1        McLeodUSA Inc., 9.25%, 7/15/07                  189,000
                                                                             ----------
                                                                             $  297,750
                                                                             ----------
                                Total Communication Services                 $1,015,399
                                                                             ----------
                                Consumer Cyclicals - 7.5%
                                Auto Parts & Equipment - 1.0%
       200,000     BB+/Ba2      Federal Mogul Co., 7.5%, 1/15/09             $  156,210
                                                                             ----------
                                Building Materials - 1.9%
       150,000     B/B2         NCI Building Systems, Inc., 9.25%,
                                5/1/09                                       $  138,750
       190,000     B+/B1        Nortek Inc., 9.125%, 9/1/07                     173,850
                                                                             ----------
                                                                             $  312,600
                                                                             ----------

10   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
  Amount           S&P/Moody's
  USD($)           Ratings                                                        Value
                                Distributors (Durables) - 1.0%
  EURO 175,000     B-/B2        United Pan Europe Communications NV,
                                11.25%, 11/1/09 (144A)                          $  160,391
                                                                                ----------
                                Hardware & Tools - 1.4%
       235,000     B+/B2        Scott's Corp., 8.625%, 1/15/09 (144A)           $  218,550
                                                                                ----------
                                Homebuilding - 1.2%
       220,000     BB+/Ba2      Toll Corp., 8.125%, 2/1/09                      $  190,300
                                                                                ----------
                                Services (Commercial & Consumer) - 0.1%
        25,000     BB+/Ba3      Laidlaw Inc., 7.65%, 5/15/06                    $   14,646
                                                                                ----------
                                Textiles (Apparel) - 0.9%
       150,000     BBB-/Baa2    Jones Apparel Group, Inc., 7.875%,
                                6/15/06                                         $  146,453
                                                                                ----------
                                Total Consumer Cyclicals                        $1,199,150
                                                                                ----------
                                Consumer Staples - 8.4%
                                Broadcasting (Television/Radio/Cable) - 3.8%
       200,000     B+/B1        Adelphia Communications, 7.875%,
                                5/1/09                                          $  171,000
       125,000     BB+/Baa3     British Sky Broadcasting Corp., 8.2%,
                                7/15/09                                            123,179
       135,000     B+/B2        Charter Communications Holdings LLC,
                                8.25%, 4/1/07                                      120,150
       200,000     B/B2         Echostar DBS Communications Corp.,
                                9.25%, 2/1/06                                      193,500
                                                                                ----------
                                                                                $  607,829
                                                                                ----------
                                Distributors (Food & Health) - 2.2%
       200,000     B-/B3        Fisher Scientific International Inc., 9.0%,
                                2/1/08                                          $  181,000
       200,000     B/B2         Wesco Distribution Inc., 9.125%, 6/1/08            175,000
                                                                                ----------
                                                                                $  356,000
                                                                                ----------
                                Entertainment - 1.2%
       200,000     B-/B3        Premier Parks, Inc., 9.75%, 6/15/07             $  186,000
                                                                                ----------
                                Household Products (Non-Durables) - 1.2%
       200,000     B/B2         Playtex Family Products, Inc., 9.0%,
                                12/15/03                                        $  194,000
                                                                                ----------
                                Total Consumer Staples                          $1,343,829
                                                                                ----------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/00 (unaudited)                        (continued)
--------------------------------------------------------------------------------

  Principal
  Amount                S&P/Moody's
  USD($)                Ratings                                                        Value
                                     Energy - 6.3%
                                     Oil & Gas (Drilling & Equipment) - 2.1%
         200,000        B+/B1        Parker Drilling Co., 9.75%, 11/15/06           $  190,000
         150,000        BB-/Ba3      RBF Finance Co., 11.0%, 3/15/06                   156,750
                                                                                    ----------
                                                                                    $  346,750
                                                                                    ----------
                                     Oil & Gas (Production & Exploration) - 4.2%
         150,000        BB-/Ba2      Gulf Canada Resources Ltd., 9.625%,
                                     7/1/05                                         $  152,639
         200,000        B/B2         HS Resources Inc., 9.25%, 11/15/06                194,000
         200,000        B+/B1        Nuevo Energy Co., 9.5%, 6/1/08                    191,000
         135,000        BB+/Ba1      Santa Fe Snyder Corp., 8.05%, 6/15/04             131,294
                                                                                    ----------
                                                                                    $  668,933
                                                                                    ----------
                                     Total Energy                                   $1,015,683
                                                                                    ----------
                                     Financial - 10.5%
                                     Banks (Major Regional) - 3.9%
     EURO 225,000       A/A1         Bank of Ireland, 6.45%, 2/10/10                $  215,370
      DEM 850,000       AAA/NR       Eurohypo AG, 4.75%,
                                     4/20/00                                           415,994
                                                                                    ----------
                                                                                    $  631,364
                                                                                    ----------
                                     Banks (Money Center) - 1.9%
         100,000        A+/A1        Dresdner Funding Trust, 8.151%,
                                     6/30/31 (144A)                                 $   95,586
         210,000        NR/Aaa       Skandinaviska Enskilda Bank, 8.125%,
                                     9/6/49 (144A)                                     202,448
                                                                                    ----------
                                                                                    $  298,034
                                                                                    ----------
                                     Banks (Regional) - 0.9%
         150,000        BBB-/Ba2     Imperial Bank, 8.375%, 4/1/09                  $  139,561
                                                                                    ----------
                                     Consumer Finance - 0.9%
         150,000        BB-/B1       Advanta Corp., 7.0%, 5/1/01                    $  144,941
                                                                                    ----------
                                     Financial (Diversified) - 2.9%
         159,000        BB-/Ba3      Forest City Enterprises, 8.375%,
                                     3/15/08                                        $  141,510
         200,000        BBB-/Baa3    Colonial Realty LP, 7.0%, 7/14/07                 183,970
         150,000        BBB/Baa3     Mack-Cali Realty Corp., 7.25%, 3/15/09            139,057
                                                                                    ----------
                                                                                    $  464,537
                                                                                    ----------
                                     Total Financial                                $1,678,437
                                                                                    ----------

12   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
  Amount       S&P/Moody's
  USD($)       Ratings                                                          Value
                            Healthcare - 3.4%
                            Healthcare (Diversified) - 0.9%
    150,000    B/B3         King Pharmaceutical Inc., 10.75%,
                            2/15/09                                          $  148,500
                                                                             ----------
                            Healthcare (Hospital Management) - 1.8%
    200,000    BB+/Ba2      Columbia HCA Healthcare Corp., 7.25%,
                            5/20/08                                          $  177,402
    125,000    B+/Ba3       Quorum Health Group, 8.75%, 11/1/05                 116,250
                                                                             ----------
                                                                             $  293,652
                                                                             ----------
                            Healthcare (Medical Products/Supplies) - 0.7%
    115,000    BB+/Ba1      Beckman Instruments, Inc., 7.05%,
                            6/1/26                                           $  108,961
                                                                             ----------
                            Total Healthcare                                 $  551,113
                                                                             ----------
                            Technology - 2.2%
                            Communication (Equipment) - 1.1%
    200,000    B/B2         L-3 Communication Holdings Corp., 8.5%,
                            5/15/08                                          $  178,500
                                                                             ----------
                            Electronics (Semiconductors) - 1.1%
    185,000    B/B3         Fairchild Semiconductor, 10.375%,
                            10/1/07                                          $  181,763
                                                                             ----------
                            Total Technology                                 $  360,263
                                                                             ----------
                            Transportation - 1.3%
                            Airlines - 1.3%
    225,000    BB/Ba2       Northwest Airlines Inc., 8.52%, 4/7/04           $  205,036
                                                                             ----------
                            Total Transportation                             $  205,036
                                                                             ----------
                            Utilities - 2.1%
                            Electric Companies - 1.2%
    200,000    BBB-/Baa3    Great Lakes Power Inc., 8.3%, 3/1/05             $  196,646
                                                                             ----------
                            Power Producers (Independent) - 0.9%
    215,000    BB-/Ba3      AES China Generating Co., 10.125%,
                            12/15/06                                         $  148,350
                                                                             ----------
                            Total Utilities                                  $  344,996
                                                                             ----------
                            Total Corporate Bonds
                            (Cost $9,537,321)                                $9,095,482
                                                                             ----------
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.1%
    210,000                 Federal Home Loan Bank, 7.01%, 1/13/04           $  207,335

The accompanying notes are an integral part of these financial statements.   13

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/00 (unaudited)                        (continued)
--------------------------------------------------------------------------------

  Principal
  Amount                S&P/Moody's
  USD($)                Ratings                                                     Value
                                     U.S. Government and Agency
                                     Obligations (continued)
     116,525                         Federal Home Loan Mortgage Corp.,
                                     REMIC Series 2043 G, 6.5%, 4/15/28           $  111,346
      92,865                         Federal National Mortgage Association,
                                     7.5%, 1/01/28                                    91,522
     181,231                         Federal National Mortgage Association,
                                     7.0%, 5/1/28 to 2/1/29                          174,407
      94,025                         Federal National Mortgage Association,
                                     6.5%, 4/1/14 to 4/1/29                           89,667
      59,760                         Federal National Mortgage Association,
                                     REMIC Series 1994-89, 8.0%, 6/25/23              60,462
     127,646                         Government National Mortgage
                                     Association, 7.75%, 10/15/26                    128,036
      29,658                         Government National Mortgage
                                     Association, 6.0%, 4/15/29                       27,214
     214,295                         Government National Mortgage
                                     Association, 6.5%, 5/15/08 to 4/15/29           203,229
     321,930                         Government National Mortgage
                                     Association, 7.0%, 4/15/07 to 6/15/29           313,410
     297,454                         Government National Mortgage
                                     Association, 7.5%, 9/15/27 to 10/15/29          295,021
     568,223                         Government National Mortgage
                                     Association, 8.0%, 12/15/29 to 1/15/30          575,048
      27,631                         Government National Mortgage
                                     Association II, 6.5%, 1/20/28                    26,015
      97,203                         Government National Mortgage
                                     Association II, 7.5%, 8/20/29                    96,084
     205,000                         U.S. Treasury Notes, 6.125%, 8/15/07            203,048
     345,000                         U.S. Treasury Notes, 5.625%, 5/15/08            331,659
     380,000                         U.S. Treasury Notes, 7.875%, 2/15/21            454,898
                                                                                  ----------
                                     Total U.S. Government and Agency
                                     Obligations
                                     (Cost $3,396,915)                            $3,388,401
                                                                                  ----------
                                     FOREIGN GOVERNMENT BONDS - 8.3%
     220,000            B/B1         Export Credit of Turkey, 11.5%, 2/25/05
                                         (144A)                                   $  219,450
EURO 360,000            AAA/Aaa      Government of France, 3.0%, 7/25/09             327,846

14   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
  Amount           S&P/Moody's
  USD($)           Ratings                                                     Value
                                Foreign Government Bonds (continued)
       250,000     BB/Ba1       Government of Mexico W-B, 6.25%,
                                12/31/19                                    $   212,969
       303,302     B+/B2        Republic of Brazil - C Bonds, 8.0%,
                                4/15/14+                                        227,477
       500,000     BB/Ba3       Republic of Argentina, 6.0%, 3/31/23            350,937
                                                                            -----------
                                Total Foreign Government Bonds
                                (Cost $1,231,973)                           $ 1,338,679
                                                                            -----------
                                SUPERNATIONAL BONDS - 2.0%
   NZD 620,000     AAA/Aaa      International Finance Corp., 6.75%,
                                7/15/09                                     $   291,588
   EURO 25,000     BBB+/A3      Andina de Fomento, 4.75%, 5/6/04 (144A)          22,887
                                                                            -----------
                                Total Supernational Bonds
                                (Cost $323,895)                             $   314,475
                                                                            -----------
                                TOTAL INVESTMENT IN SECURITIES - 100.0%
                                (Cost $16,460,194)                          $16,071,072
                                                                            -----------


   +  Coupon consists of 5% cash payment and 3% paid-in-kind securities.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2000, the value of these securities amounted to $1,789,146 or 10.7% of total net assets.

 (a) At March 31, 2000, the net unrealized loss on investments, based on cost for federal income tax purposes of $16,473,705 was as follows:


      Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost          $ 240,896
      Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value           (643,529)
                                                                ---------
      Net unrealized loss                                       $(402,633)
                                                                ---------

(b) At September 30, 1999, the Fund had a capital loss carryforward of $832 which will expire in 2007 if not utilized

Note: The Fund's investments in mortgage-backed securities of the Federal
      National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

Note: Principal amounts are denominated in US dollars unless otherwise denoted.
DEM   Deutsche marc.
DKK   Danish kroner.
EURO  Euro dollar.
NZD   New Zealand dollar.


The accompanying notes are an integral part of these financial statements.   15

Pioneer Strategic Income Fund


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2000 were as follows:

                                 Purchases         Sales
                                 --------          ------
Long-term U.S. Government      $2,461,921      $3,473,797
Other Long-term Securities      8,529,664       3,164,330


16   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
BALANCE SHEET 3/31/00 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $16,460,194)                   $16,071,072
  Cash                                                                         62,110
  Foreign currencies, at value                                                131,121
  Receivables -
   Investment securities sold                                                 121,118
   Fund shares sold                                                            36,350
   Interest                                                                   341,984
  Due from Pioneer Investment Management, Inc.                                 54,784
  Other                                                                         2,042
                                                                          -----------
    Total assets                                                          $16,820,581
                                                                          -----------
LIABILITIES:
  Payables -
   Forward foreign currency portoflio hedge contracts, open--net          $     1,488
   Forward foreign currency portfolio hedge contracts, closed--net                221
   Fund shares repurchased                                                     37,344
   Dividends                                                                   33,001
  Due to affiliates                                                            18,080
  Accrued expenses                                                             66,524
                                                                          -----------
    Total liabilities                                                     $   156,658
                                                                          -----------
NET ASSETS:
  Paid-in capital                                                         $17,410,413
  Accumulated distributions in excess of net investment income                (26,011)
  Accumulated net realized loss on investments and foreign
    currency transactions                                                    (326,427)
  Net unrealized loss on investments                                         (389,122)
  Net unrealized loss on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                   (4,930)
                                                                          -----------
    Total net assets                                                      $16,663,923
                                                                          -----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $7,916,165/854,646 shares)                            $      9.26
                                                                          -----------
  Class B (based on $7,336,269/791,308 shares)                            $      9.27
                                                                          -----------
  Class C (based on $1,411,489/152,905 shares)                            $      9.23
                                                                          -----------
MAXIMUM OFFERING PRICE:
  Class A                                                                 $      9.70
                                                                          -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 3/31/00


INVESTMENT INCOME:
  Interest                                                                     $  698,777
                                                                               ----------
EXPENSES:
  Management fees                                              $   61,461
  Transfer agent fees
   Class A                                                          4,203
   Class B                                                          3,119
   Class C                                                            733
  Distribution fees
   Class A                                                          8,791
   Class B                                                         35,898
   Class C                                                          6,886
  Administrative fees                                              15,793
  Custodian fees                                                    7,324
  Registration fees                                                25,043
  Professional fees                                                32,307
  Printing                                                         10,419
  Fees and expenses of nonaffiliated trustees                       9,150
  Miscellaneous                                                     5,591
                                                               ----------
    Total expenses                                                             $  226,718
    Less management fees waived and expenses
      assumed by Pioneer Investment Management, Inc.                             (126,152)
    Less fees paid indirectly                                                      (5,701)
                                                                               ----------
    Net expenses                                                               $   94,865
                                                                               ----------
     Net investment income                                                     $  603,912
                                                                               ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized loss from:
    Investments                                                $ (259,913)
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies           (58,901)     $ (318,814)
                                                               ----------      ----------
   Change in net unrealized gain or loss from:
    Investments                                                $ (126,466)
    Forward foreign currency contracts and other
      assets and liabilities denominated in foreign
      currencies                                                   (8,406)     $ (134,872)
                                                               ----------      ----------
    Net loss on investments and foreign currency
      transactions                                                             $ (453,686)
                                                                               ----------
    Net increase in net assets resulting from operations                       $  150,226
                                                                               ----------


18   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 3/31/00 and Year Ended 9/30/99


                                                               Six Months
                                                                 Ended
                                                                3/31/00          4/15/99 to
                                                              (unaudited)         9/30/99
FROM OPERATIONS:
Net investment income                                       $   603,912       $   193,885
Net realized gain (loss) on investments and foreign
  currency transactions                                        (318,814)            3,611
Change in net unrealized loss on investments
  and foreign currency transactions                            (134,872)         (259,180)
                                                            ------------      ------------
    Net increase (decrease) in net assets resulting from
      operations                                            $   150,226       $   (61,684)
                                                            ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($0.38 and $0.27 per share, respectively)          $  (314,745)      $   (97,780)
 Class B ($0.37 and $0.23 per share, respectively)             (277,865)          (85,115)
 Class C ($0.37 and $0.28 per share, respectively)              (53,397)           (9,827)
                                                            ------------      ------------
  Total distributions to shareholders                       $  (646,007)      $  (192,722)
                                                            ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $10,236,239       $13,803,201
Reinvestment of distributions                                   460,934           152,069
Cost of shares repurchased                                   (6,260,935)       (1,077,398)
                                                            ------------      ------------
    Net increase in net assets resulting from
      fund share transactions                               $ 4,436,238       $12,877,872
                                                            ------------      ------------
    Net increase in net assets                              $ 3,940,457       $12,623,466
NET ASSETS:
Beginning of period                                          12,723,466           100,000
                                                            ------------      ------------
End of period (including accumulated undistributed/
  (distributions in excess of) net investment income
  of ($26,011) and $16,084, respectively)                   $16,663,923       $12,723,466
                                                            ------------      ------------


CLASS A                          '00 Shares     '00 Amount    '99 Shares    '99 Amount
Shares sold                        575,698   $5,433,338         704,044    $6,825,752
Reinvestment of distributions       28,146      263,397           9,424        90,363
Less shares repurchased           (429,844)  (4,025,955)        (42,822)     (411,832)
                                  --------   ----------         -------    ----------
   Net increase                    174,000   $1,670,780         670,646    $6,504,283
                                  --------   ----------         -------    ----------
CLASS B
Shares sold                        383,240   $3,625,491         658,772    $6,413,785
Reinvestment of distributions       16,947      158,846           5,503        52,990
Less shares repurchased           (204,213)  (1,915,931)        (68,941)     (663,578)
                                  --------   ----------         -------    ----------
   Net increase                    195,974   $1,868,406         595,334    $5,803,197
                                  --------   ----------         -------    ----------
CLASS C
Shares sold                        124,695   $1,177,410          57,522    $  563,664
Reinvestment of distributions        4,139       38,691             904         8,716
Less shares repurchased            (34,153)    (319,049)           (202)       (1,988)
                                  --------   ----------         -------    ----------
   Net increase                     94,681   $  897,052          58,224    $  570,392
                                  --------   ----------         -------    ----------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/00
--------------------------------------------------------------------------------


                                                                    Six Months
                                                                      Ended           4/15/99
                                                                     3/31/00            to
                                                                   (unaudited)        9/30/99
CLASS A
Net asset value, beginning of period                                $ 9.52          $ 10.00
                                                                    ------          -------
Increase (decrease) from investment operations:
  Net investment income                                             $ 0.37          $  0.27
  Net realized and unrealized loss on investments and foreign
   currency transactions                                             (0.25)           (0.48)
                                                                    --------        --------
   Net increase (decrease) from investment operations               $ 0.12          $ (0.21)
Distributions to shareholders:
  Net investment income                                              (0.38)           (0.27)
                                                                    --------        --------
Net decrease in net asset value                                     $(0.26)         $ (0.48)
                                                                    --------        --------
Net asset value, end of period                                      $ 9.26          $  9.52
                                                                    --------        --------
Total return*                                                         1.27%           (2.09)%
Ratio of net expenses to average net assets+                          0.81%**         0.93%**
Ratio of net investment income to average net assets+                 7.72%**         7.99%**
Portfolio turnover rate                                                 88%**           61%**
Net assets, end of period (in thousands)                            $7,916          $ 6,481
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                        2.37%**          5.72%* *
  Net investment income                                               6.16%**          3.20%* *
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                        0.75%**          0.89%* *
  Net investment income                                               7.78%**          8.03%* *

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

20       The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/00
--------------------------------------------------------------------------------

                                                                  Six Months
                                                                    Ended         4/15/99
                                                                   3/31/00          to
                                                                 (unaudited)      9/30/99
CLASS B
Net asset value, beginning of period                              $   9.56      $  10.00
                                                                    ------       -------
Increase (decrease) from investment operations:
  Net investment income                                           $   0.33      $   0.23
  Net realized and unrealized loss on investments and foreign
   currency transactions                                             (0.25)       ( 0.44)
                                                                  --------      --------
   Net increase (decrease) from investment operations             $   0.08      $  (0.21)
Distributions to shareholders:
  Net investment income                                              (0.37)        (0.23)
                                                                  --------      --------
Net decrease in net asset value                                   $  (0.29)     $  (0.44)
                                                                  --------      --------
Net asset value, end of period                                    $   9.27      $   9.56
                                                                  --------      --------
Total return*                                                         0.81%        (2.10)%
Ratio of net expenses to average net assets+                          1.59%**       1.74%**
Ratio of net investment income to average net assets+                 6.93%**       7.07%**
Portfolio turnover rate                                                 88%**         61%**
Net assets, end of period (in thousands)                          $  7,336      $  5,689
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                        3.13%**       6.21%**
  Net investment income                                               5.39%**       2.60%**
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                        1.52%**       1.70%**
  Net investment income                                               7.00%**       7.11%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   21

Pioneer Strategic Income Fund
FINANCIAL HIGHLIGHTS 3/31/00


                                                                  Six Months
                                                                    Ended         4/15/99
                                                                   3/31/00          to
                                                                 (unaudited)      9/30/99
CLASS C
Net asset value, beginning of period                              $   9.52      $  10.00
                                                                  ------         -------
Increase (decrease) from investment operations:
  Net investment income                                           $   0.32      $   0.27
  Net realized and unrealized loss on investments and foreign
   currency transactions                                             (0.24)        (0.47)
                                                                  --------      --------
  Net increase (decrease) from investment operations              $   0.08        $(0.20)
Distributions to shareholders:
  Net investment income                                              (0.37)       ( 0.28)
                                                                  --------      --------
Net decrease in net asset value                                   $  (0.29)     $  (0.48)
                                                                  --------      --------
Net asset value, end of period                                    $   9.23      $   9.52
                                                                  --------      --------
Total return*                                                         0.81%        (2.04)%
Ratio of net expenses to average net assets+                          1.65%**       1.49%* *
Ratio of net investment loss to average net assets+                   6.87%**       6.65%* *
Portfolio turnover rate                                                 88%**         61%**
Net assets, end of period (in thousands)                          $  1,411      $    554
Ratios assuming no waiver of management fees and assumption
  of expense by PIM and no reduction for fees paid indirectly:
  Net expenses                                                        3.13%**      12.65%**
  Net investment income (loss)                                        5.39%**      (4.51)**
Ratios assuming waiver of management fees and assumption
  of expense by PIM and reduction for fees paid indirectly:
  Net expenses                                                        1.58%**       1.45%**
  Net investment income                                               6.94%**       6.69%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

22   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/00 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on January 5, 1999 and commenced operations on April 15, 1999. Prior to April 15, 1999 the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Group, Inc. (PGI). The investment objective of the Fund is to produce a high level of current income.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation
   Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there is no other readily available valuation method are valued at their fair values as determined by, or under the direction, of the Board of Trustees. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount and premium are accreted or amortized daily on a straight-line basis. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes witheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Foreign Currency Translation
   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts
   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Federal Income Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/00 (unaudited)                     (cont'd)
--------------------------------------------------------------------------------

   Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


E. Fund Shares
   The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc., earned $6,484 in underwriting commissions on the sale of fund shares during the six months ended March 31, 2000.


F. Class Allocations
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.


G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM),

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement
PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $100 million; 0.70% of the next $400 million; 0.65% of the next $500 million; and 0.60% of the excess over $1 billion.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 0.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.


3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $8,587 in transfer agent fees payable to PSC at March 31, 2000.


4. Distribution Plans
The Fund adopted Plans of Distribution with respect to each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $9,493 in distribution fees payable to PFD at March 31, 2000.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/00 (unaudited)                     (cont'd)
--------------------------------------------------------------------------------

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2000, CDSCs in the amount of $12,331 were paid to PFD.


5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended March 31, 2000, the Fund's expenses were reduced by $5,701 under such arrangements.


6. Forward Foreign Currency Contracts
At March 31, 2000, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedge contracts as of Match 31, 2000 were as follows:


Forward Currency Contracts:

              Contracts to     In Exchange     Settlement                  Net Unrealized
 Currency        Receive           For            Date          Value           Loss
   EUR          100,000          $96,550        4/3/00        $95,717         $ (833)

Forward Cross Currency Contracts:

 Deliver/Units of        Receive/In        Settlement     Unrealized
     Currency           Exchange For          Date        Gain/(Loss)
  DKK     970,000      EUR    129,859        4/13/00        $   44
  NZD     310,000      AUD    252,699        6/29/00          (699)
                                                            ------
                                                            $ (655)
                                                            ------

Included in accumulated net realized loss on investments and foreign currency transactions is $221, which represents the realized loss on closed but unsettled portfolio hedges as of March 31, 2000. The Fund had no open settlement hedge contracts as of March 31, 2000.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Eric W. Reckard, Treasurer
John W. Kendrick                      Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
United States
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Science & Technology Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund


International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund


Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund


Tax-Free
Pioneer Tax-Free Income Fund


Money Market Fund
Pioneer Cash Reserves Fund*





* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com





This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER LOGO]


 Pioneer Investment Management, Inc.
 60 State Street                                 8125-00-0500
 Boston, Massachusetts 02109                 (C) Pioneer Funds Distributor, Inc.
 www.pioneerfunds.com             [recycle logo] Printed on Recycled Paper